U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2007

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	000-33127	98-0339467
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24700 Capital, Clinton Township MI	48036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (586) 783-4598

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On June 18, 2007, AmeriChip International, Inc. (the “Company”) dismissed Williams & Webster, P.S. as its independent registered public accounting firm. Effective June 18, 2007, we engaged Jewett, Schwartz, Wolfe & Associates as our new independent registered public accounting firm. Our board of directors has approved the dismissal of Williams & Webster, P.S. and the appointment of Jewett, Schwartz, Wolfe & Associates as our new independent registered public accounting firm.

From the date of Williams & Webster, P.S.'s appointment on February 10, 2004, through the date of their dismissal, there were no disagreements between our Company and Williams & Webster, P.S. on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Williams & Webster, P.S. would have caused Williams & Webster, P.S. to make reference to the matter in its reports on our financial statements. The reports prepared by Williams & Webster, P.S. on the company’s financial statements for the years ended November 30, 2006, 2005 and 2004, contained neither an adverse opinion nor a disclaimer of opinion; however, such reports contained a qualifying paragraph setting forth that there was substantial doubt as to our ability to continue as a going concern.

Prior to engaging Jewett, Schwartz, Wolfe & Associates, we did not consult Jewett, Schwartz, Wolfe & Associates regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided by Tanner LC that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Jewett, Schwartz, Wolfe & Associates, Jewett, Schwartz, Wolfe & Associates has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Williams & Webster, P.S. to Jewett, Schwartz, Wolfe & Associates.

We provided Williams & Webster, P.S. with a copy of this Current Report on Form 8-K on June 18, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.

A copy of such letter will be filed as Exhibit 16.1 to Form 8-K/A upon receipt and in accordance with Item 304(a)(3) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC.

By: /s/ Marc Walther

Marc Walther
President and Chief Executive Officer

Date: June 18, 2007